MERCURY GLOBAL SMALLCAP PORTFOLIO
                               OF FAM SERIES FUND, INC.

                           Supplement dated July 22, 2005 to the
                                 Prospectus dated May 1, 2005


Effective immediately, the following changes will be made to the Prospectus of Mercury Global SmallCap Portfolio. (the "Portfolio").

The section captioned "About the Portfolio Manager" appearing on page 7 of the Portfolio's Prospectus is deleted and replaced with the following:

John Coyle and Murali Balaraman are the co-portfolio managers of the Portfolio.

The section entitled "Other Important Information and Statement of Additional Information" appearing on page 10 of the Portfolio's Prospectus is amended as follows:

The description of the Portfolio's portfolio managers is deleted and replaced with the following description:

The Portfolio is managed by a team of investment professionals who participate in the team's research process and stock selection. John Coyle, CFA and Murali Balaraman, CFA are the Portfolio's co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio and the selection of its investments. John Coyle and Murali Balaraman have been co-portfolio managers of the Portfolio since 2005. Mr. Coyle is a Vice President of MLIM and served as an analyst on the Portfolio's management team from 2004 to 2005 as well as from 1998 to 2001. From 2001 until he rejoined MLIM in 2004, Mr. Coyle was a Managing Director and portfolio manager with Bear Stearns Asset Management. Mr. Balaraman is a Vice
President of MLIM and served as an analyst on the Portfolio's management team from 1998 to 2005. Mr. Balaraman was a portfolio manager at Atlas
Capital Management from 1997 to 1998 and was at the same time the Director of Investments for Samuel Asset Management from 1997 to 1998.